UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2013

TUESDAY MORNING CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6250 LBJ Freeway Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

(972) 387-3562

(Registrant’s telephone number, including area code)

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 4, 2013, the Board of Directors (the “Board”) of Tuesday Morning Corporation (the “Company”) appointed Terry Burman to serve as an independent director of the Company until his term expires at the Company’s next annual meeting of stockholders to be held in 2013.  Pursuant to the Standstill Agreement, dated June 29, 2012, by and among the Company and Becker Drapkin Management, L.P. and certain of its affiliates (collectively, the “Shareholder Group”), the Company and the Shareholder Group agreed to use their reasonable best efforts to mutually select two additional independent persons to be appointed as members of the Board, and Mr. Burman’s appointment, along with the previous appointment of R. Michael Rouleau, satisfies the requirement related to the appointment of two additional Board members.  Except as otherwise provided above, there are no understandings or arrangements between Mr. Burman and any other person pursuant to which Mr. Burman was selected to serve as a director of the Company and there are no reportable transactions under Item 404(a) of Regulation S-K.  Upon Mr. Burman’s appointment to the Board, he was awarded shares of restricted stock valued at $37,500 on the date of grant and non-qualified options to purchase 20,000 shares of the Company’s common stock.

Mr. Burman will receive compensation for his service on the Board in accordance with the Company’s standard compensatory arrangements for independent directors.  These arrangements include an annual retainer in the amount of $30,000, a Board meeting fee of $2,500 for in-person meetings and $1,000 for telephonic meetings, and an annual restricted stock award valued at $50,000.  In addition, Mr. Burman will be reimbursed for his out-of-pocket expenses incurred in attending Board meetings and will receive the standard 20% discount on merchandise purchases provided to all of the Company’s employees.

Item 7.01.  Regulation FD Disclosure.

On February 5, 2013, the Company issued a press release announcing Terry Burman’s appointment as an independent director of the Company.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01 — “Regulation FD Disclosure” of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Tuesday Morning Corporation dated February 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: February 5, 2013	By:	/s/ Stephanie Bowman
Stephanie Bowman
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Tuesday Morning Corporation dated February 5, 2013